Exhibit 10.39

PRAXCAPITAL FUND II, L.P.

EXUBERANCE INVESTMENT LIMITED

GERSEC TRUST REG.

CHINA ENVIRONMENT FUND 2004, LP

and

CHINA SUNERGY CO., LTD.

Sale and Purchase Agreement

Dated as of March 22, 2007

INDEX

1. INTERPRETATION	1

2. SALE AND PURCHASE OF THE SALE SHARES	2

3. CONSIDERATION	2

4. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE VENDORS AND THE COMPANY	2

5. COMPLETION	3

6. POST COMPLETION EFFECT	4

7. FURTHER ASSURANCE AND ASSISTANCE	4

8. DOCUMENTS CONSTITUTING AGREEMENT	4

9. CONFIDENTIALITY	4

10. NOTICES AND OTHER COMMUNICATIONS	5

11. COSTS AND EXPENSES	5

12. COUNTERPARTS	5

13. GOVERNING LAW AND DISPUTE RESOLUTION	5

14. AMENDMENTS	7

15. SUCCESSORS AND ASSIGNS	7

SCHEDULE 1 – OWNERS OF THE SALE SHARES	9

SCHEDULE 2 – THE WARRANTIES	10

SCHEDULE 3 – FORM OF THE RESOLUTIONS IN WRITING OR MEMBERS OF CHINA SUNERGY CO., LTD.	12

SCHEDULE 4 – FORM OF BOARD RESOLUTIONS OF CHINA SUNERGY CO., LTD.	16

THIS AGREEMENT is made this 22nd day of March 2007

AMONG

(1)	PRAXCAPITAL FUND II, L.P. of M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“PraxCapital”);

(2)	EXUBERANCE INVESTMENT LIMITED of c/o: China Renaissance Capital Investment, Suite 305 – 307 St. George’s Building, 2 Ice House Street, Hong Kong (“Exuberance”);

(3)	GERSEC TRUST REG. of Meierhostrasse 5, Vaduz FI-9490, Liechtenstein (“Gersec”);

(4)	CHINA ENVIRONMENT FUND 2004, LP of c/o: Tsinghua Venture Capital Management Co., Ltd., A2302, SP Tower, Tsinghua Science Park, Beijing, P. R. China (“China Environment Fund”);

(together known as the “Vendors” or individually the “Vendor”)

and

(6)	CHINA SUNERGY CO., LTD., a company incorporated in the Cayman Islands whose registered office is situated at the offices of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O.Box 2681 GT, George Town, Grand Cayman, Cayman Islands (the “Company” or “Purchaser”).

PRELIMINARY

(A)	WHEREAS, the Vendors own Sales Shares (as hereafter defined) of the Company.

(B)	WHEREAS, the Vendors and the Purchaser have agreed to a sale and purchase of the Sale Shares on the following terms and conditions.

IT IS AGREED AS FOLLOWS :

1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires, the following expressions shall have the respective meanings set opposite thereto:

“Approval” means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice required to be secured from any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government.

“Completion” means the completion of the sale and purchase of the Sale Shares in accordance with the provisions of this Agreement;

“Completion	Date” means the date on which Completion takes place;

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC;

“PRC” means the People’s Republic of China;

“Sale Shares” means an aggregate of (i) 48,238 fully paid up, validly issued and nonassessable Series A Preferred Shares of US$0.01 each in the capital of the Company to be sold by PraxCapital; and (iii) 89,698 fully paid up, validly issued and nonassessable Series B Preferred Shares of US$0.01 each in the capital of the Company, of which 72,079 Series B Preferred Shares, 8,009 Series B Preferred Shares and 9,610 Series B Preferred Shares are to be sold by Exuberance, Gersec and China Environment Fund, respectively;

“Securities and Exchange Commission” means the United States Securities and Exchange Commission; and

“US$” means United States dollars.

1.2	Any reference to a Clause, sub-clause or Schedule (other than to a Schedule to a statutory provision) is a reference to a Clause or a sub-clause or Schedule to this Agreement and the Schedules form part of and are deemed to be incorporated into this Agreement.

1.3	Words denoting the singular number or the masculine shall include the plural or the feminine or neuter and vice versa.

1.4	Any reference to an ordinance, statute, legislation or enactment shall be construed as a reference to such ordinance, statute, legislation or enactment as may be amended or re-enacted from time to time and for the time being in force.

1.5	The headings to the Clauses of this Agreement are for ease of reference only and shall be ignored in interpreting this Agreement.

2.	SALE AND PURCHASE OF THE SALE SHARES

Subject to the terms and conditions set forth in this Agreement, each Vendor agrees to sell, assign, transfer and deliver to the Purchaser on the Completion Date, severally, but not jointly, and the Purchaser agrees to purchase from each Vendor on the Completion Date, the number of shares set forth opposite the name of such Vendor under “Owners of the Sale Shares” on Schedule 1 hereto.

3.	CONSIDERATION

3.1	The total consideration for the sale by the Vendors of the Sale Shares shall be US$1 to be paid in cash to each of the Vendors.

4.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE VENDORS AND THE COMPANY

4.1	Each of the Vendors hereby severally represents, warrants and undertakes to the Purchaser that each of the matters set out in Schedule 2, Part A (each of the warranties being hereinafter referred to as a “Vendor Warranty” and together as the “Vendor Warranties”) is true and correct in all respects as of the date of this Agreement and as of the Completion Date and acknowledges that the Purchaser is entering into this Agreement in reliance upon the Vendor Warranties and that the Purchaser shall be entitled to treat the Vendor Warranties as conditions of this Agreement.

4.2	The Company hereby represents, warrants and undertakes to each of the Vendors that each of the matters set out in Schedule 2, Part B (each of the warranties being hereinafter referred to as a “Company Warranty” and together as the “Company Warranties” and collectively with the Vendor Warranties, the “Warranties”) is true and correct in all respects as of the date of this Agreement and as of the Completion Date and acknowledge that each of the Vendors is entering into this Agreement in reliance upon the Company Warranties and that each of the Vendors shall be entitled to treat the Company Warranties as conditions of this Agreement.

4.3	Each of the Warranties set out in each sub-paragraph of Schedule 2 hereto shall be separate and independent and save as expressly provided shall not be limited by reference to any other sub-paragraph or anything in this Agreement or the Schedules hereto.

4.4	The Purchaser’s rights in respect of each of the Vendor Warranties shall survive Completion and continue in full force and effect notwithstanding Completion.

4.5	The rights of each of the Vendors in respect of each of the Company Warranties shall survive Completion and continue in full force and effect notwithstanding Completion.

5.	COMPLETION

5.1

Completion shall take place at the offices of Latham & Watkins, LLP at 41st Floor, One Exchange Square, 8 Connaught Place, Central, Hong Kong or such other place as the parties may agree forthwith upon the execution of this Agreement, when all the following business will be simultaneously transacted:

5.1.1	each of the Vendors shall:

(a)	procure its execution of this Agreement; and

(b)	a signed instrument of transfer in favour of the Purchaser for the Sale Shares to be sold by the Vendor pursuant to this Agreement.

5.1.2	the Purchaser shall:

(a)	procure the passing of the resolutions of members in the form set out in Schedule 3 and board resolutions in Schedule 4;

5.2	The transactions described in Clause 5.1 shall take place at the same time, so that in the event of a default of the performance of any such transactions by any of the parties, the other parties shall not be obliged to complete this Agreement or perform any obligations hereunder (without prejudice to any further legal remedies).

5.3	As soon as reasonably practicable following the Completion and in any event not later than fifteen (15) days after the Completion, each of the Vendors shall deliver, to the Purchaser, original share certificates in respect of the Sale Shares owned by them respectively, together with instruments of transfer in favour of the Purchaser in respect of the Sale Shares duly executed by the registered holders thereof (if necessary), and the Purchaser shall deliver, to the Vendors, original share certificates for the remaining shares of the Company held by each of the Vendors.

6.	POST COMPLETION EFFECT

This Agreement shall remain in full force and effect after and notwithstanding Completion in respect of all obligations, agreements, covenants, undertakings, conditions, representations or warranties which have not been done, observed or performed at or prior to Completion and the parties may take action for any breach or non-fulfilment of any of such obligations, agreement, covenants, undertakings, conditions, representations or warranties either before or after Completion, it being agreed that Completion shall not be deemed to constitute a waiver of or operate as an estoppel against any right to take any such action.

7.	FURTHER ASSURANCE AND ASSISTANCE

7.1	The Vendors shall do, execute and perform and shall procure to be done, executed and performed all such further acts, deeds, documents and things as the Purchaser may require from time to time effectively to vest the beneficial ownership of the Sale Shares in the Purchaser free from all liens, charges, options, encumbrances or adverse rights or interest of any kind and otherwise to give to the Purchaser the full benefit of this Agreement.

7.2	The Purchaser shall do, execute and perform and to procure to be done, executed and performed all such further acts, deeds, documents and things as the Vendors may require from time to time effectively to give to the Vendors the full benefit of this Agreement.

8.	DOCUMENTS CONSTITUTING AGREEMENT

This Agreement and any agreement, document or instrument attached hereto or referred to herein among the parties hereto together constitute the entire agreement and understanding between the parties in connection with the subject matter of this Agreement and supersedes all previous proposals, representations, warranties, agreements or undertakings relating thereto whether oral, written or otherwise and neither party has relied on any such proposals, representations, warranties, agreements or undertakings. In the event of a conflict between the terms and conditions of this Agreement and any previous proposals, representations, warranties, agreements or undertakings, the terms and conditions of this Agreement shall prevail.

9.	CONFIDENTIALITY

9.1	Disclosure of Terms. The terms and conditions of this Agreement, all exhibits and schedules attached hereto, and the transactions contemplated hereby (collectively, the “Transaction Terms”) shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

9.2	Permitted Disclosures. Notwithstanding the foregoing, (i) any party hereto may disclose any of the Transaction Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only on an as-needed basis and where such persons are under appropriate nondisclosure obligations; and (ii) each of PraxCapital, Exuberance, Gersec and China Environment Fund may disclose any of the Transaction Terms to its fund manager and the employees thereof on an as-needed basis and so long as such persons are under appropriate nondisclosure obligations.

9.3	Other Exceptions. Notwithstanding any other provision of this Section 9, the confidentiality obligations of the parties shall not apply to: (a) disclosure as may be required by the Securities and Exchange Commission or any other regulator that has jurisdiction over the applicable party hereto or applicable securities law or regulations of the United States of America or requirement of any stock exchange or automated trading system; (b) information which a restricted party learns from a third party having the right to make the disclosure, provided the restricted party complies with any restrictions imposed by the third party; (c) information which is in the restricted party’s possession prior to the time of disclosure by the protected party and not acquired by the restricted party under a confidentiality obligation; or (d) information which enters the public domain without breach of confidentiality by the restricted party.

9.4	Other Information. The provisions of this Section 9 shall survive the termination of this Agreement and shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby.

10.	NOTICES AND OTHER COMMUNICATIONS

Any and all notices required or permitted under this Agreement shall be given in writing in English and shall be provided by one or more of the following means and shall be deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile, on the date of transmission with receipt of a transmittal confirmation, or (c) if by international courier service, on the fourth (4th) Business Day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service.

11.	COSTS AND EXPENSES

The parties hereto bear their respective legal and professional fees, costs and expenses incurred in the negotiation, preparation and execution of this Agreement and all documents contemplated hereby.

12.	COUNTERPARTS

This Agreement may be executed in counterparts and all counterparts together shall constitute one document.

13.	GOVERNING LAW AND DISPUTE RESOLUTION

13.1	Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of law thereunder.

13.2	Dispute Resolution.

13.2.1	Any dispute, controversy or claim arising out of or relating to this Agreement, or the performance, interpretation, breach, termination or validity hereof (a “Dispute”), shall be resolved through friendly consultation. Such consultation shall begin immediately after one party hereto has delivered to the other parties hereto a written request for such consultation stating specifically the nature of the Dispute. If within 30 days following the date on which such notice is received the Dispute has not been resolved, the Dispute may be submitted to arbitration upon the request of any party or parties hereto (a “Requesting Party” or “Requesting Parties”) with notice to the other parties hereto.

13.2.2	The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”).

13.2.3	There shall be three arbitrators. The Requesting Party shall, or the Requesting Parties shall jointly, appoint one arbitrator and the other parties hereto shall jointly appoint one arbitrator. The third arbitrator shall act as the presiding arbitrator and shall be appointed by agreement of the party-appointed arbitrators. If no agreement on such appointment can be reached within 30 days after the appointment of the first arbitrator to be appointed, the Secretary General of the Centre shall make the appointment.

13.2.4	The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 13.2, upon agreement by the Centre as provided in the rules of the Centre, the provisions of this Section 13.2 shall prevail.

13.2.5	Each party hereto shall cooperate with the other parties hereto in making full disclosure of and providing complete access to all information and documents requested by the other parties in connection with such proceedings, subject only to relevance, privilege and any confidentiality obligations binding on such party.

13.2.6	The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the winning party may, at the cost and expenses of the losing party, apply to any court of competent jurisdiction for enforcement of such award.

13.2.7	Each party hereto irrevocably consents to the service of process, notices or other paper in connection with or in any way arising from the arbitration or the enforcement of any arbitral award, by use of any of the methods and to the addresses for the giving of notices set forth in Section 10. Nothing contained herein shall affect the right of any party hereto to serve such processes, notices or other papers in any other manner permitted by applicable law.

13.2.8	Without prejudice to the provisions contained in this Section 13.2, in order to preserve its rights and remedies, any party hereto shall be entitled to seek preservation of property or evidence or any other emergency relief in accordance with law from any court of competent jurisdiction, the Centre or the arbitration tribunal pending the final decision or award of the arbitration tribunal.

13.2.9	During the period when a Dispute is being resolved, except for the matter being disputed, the parties hereto shall in all other respects continue their implementation of this Agreement.

14.	AMENDMENTS

This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto.

15.	SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS whereof the parties hereto have executed this Agreement the day and year first above written.

SIGNED by	)
)
PRAXCAPITAL FUND II, L.P.	)	By:
in the presence of:	)	Title:	/s/

SIGNED by	)
)
EXUBERANCE INVESTMENT LIMITED	)	By:
in the presence of:	)	Title:	/s/

SIGNED by	)
)
GERSEC TRUST REG.	)	By:
in the presence of:	)	Title:	/s/

SIGNED by	)
)
CHINA ENVIRONMENT FUND 2004, LP	)	By:
in the presence of:	)	Title:	/s/

SIGNED by	)
)
CHINA SUNERGY CO., LTD.	)	By:
in the presence of:	)	Title:	/s/

SCHEDULE 1

OWNERS OF THE SALE SHARES

Vendor	Type of Shares	No. of Shares
PraxCapital Fund II, L.P.	Series A Preferred	48,238
Exuberance Investment Limited	Series B Preferred	72,079

Gersec Trust Reg.	Series B Preferred	8,009

China Environment Fund 2004, LP	Series B Preferred	9,610

SCHEDULE 2

PART A

THE VENDOR WARRANTIES

1.	Each of the Vendors is solvent, has full power and authority, and has obtained all necessary consents and approvals, to enter into and deliver this Agreement and any other document or agreement contemplated by this Agreement, and to exercise its rights and perform its obligations hereunder and all corporate and other actions required to authorise its execution of this Agreement and any other document or agreement contemplated by this Agreement and its performance of its obligations hereunder have been duly taken.

2.	When executed and delivered by the Vendors, this Agreement will constitute a valid and legally binding obligation of each Vendor, enforceable in accordance with its terms.

3.	The execution, delivery and performance of this Agreement by the Vendors does not and shall not:

(a)	violate in any respect the laws and documents incorporating and constituting each of the Vendors;

(b)	result in the creation or imposition of any encumbrance on any of its assets pursuant to the provisions of any agreement or other undertaking to which any Vendor is a party or which is binding upon it or any of its assets; or

(c)	violate any agreement or other undertaking to which each of the Vendors is a party or which is binding upon it or any of its assets.

PART B

THE COMPANY WARRANTIES

1.	The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business and the failure to so qualify would have a material adverse effect on its financial condition, business or properties.

2.	The Company is solvent, has full power and authority, and has obtained all necessary consents and approvals, to enter into and deliver this Agreement and any other document or agreement contemplated by this Agreement, and to exercise its rights and perform its obligations hereunder and all corporate and other actions required to authorise its execution of this Agreement and any other document or agreement contemplated by this Agreement and its performance of its obligations hereunder have been duly taken.

3.	When executed and delivered by the Company, this Agreement and any other document or agreement contemplated by this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.	The execution, delivery and performance of this Agreement and any other document or agreement contemplated by this Agreement by the Company does not:

(a)	violate in any respect the laws and documents incorporating and constituting the Company;

(b)	result in the creation or imposition of any encumbrance on any of its assets pursuant to the provisions of any agreement or other undertaking to which the Company is a party or which is binding upon it or any of its assets; or

(c)	violate any agreement or other undertaking to which any of the Company is a party or which is binding upon it or any of its assets.

SCHEDULE 3

FORM OF THE RESOLUTIONS IN WRITING OF MEMBERS OF

CHINA SUNERGY CO., LTD.

CHINA SUNERGY CO., LTD. (the “Company”)

(Incorporated in the Cayman Islands)

UNANIMOUS WRITTEN RESOLUTIONS OF MEMBERS OF THE COMPANY DATED MARCH 22, 2007.

The undersigned, being the legal and beneficial owners of all the issued share capital of the Company, DO HEREBY ADOPT the following resolutions with immediate effect:

RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	ADOPTION OF THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

The existing Second Amended and Restated Memorandum and Articles of Association of the Company be and are hereby replaced in their entirety with a Third Amended and Restated Memorandum and Articles of Association, attached hereto as Exhibit A.

2.	REPURCHASE OF SHARES

The Agreement entered into between PraxCapital Fund II, L.P., Exuberance Investment Limited, Gersec Trust Reg., China Environment Fund 2004, LP, as vendors, and the Company as purchaser and the purchase of Series A Preferred Shares and Series B Preferred Shares pursuant to the terms thereof be and are hereby approved.

RESOLVED, AS ORDINARY RESOLUTION, THAT:

2.	GENERAL AUTHORIZATION

Each of the directors of the Company are hereby severally authorized and directed to take any and all other actions and to execute any other documents that they deem necessary or appropriate to carry out the intent of the foregoing resolutions, and all prior actions taken in connection therewith are hereby confirmed, ratified and approved.

SIGNED by	)
)
ELITE SHINE GROUP LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
SMOOTH KING INVESTMENTS LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
BRIGHTEST POWER HOLDINGS LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
TALENT DAY INVESTMENTS LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
LUCK GREAT INVESTMENTS LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
DEUTSCHE BANK AG ACTING	)	By:
THROUGH ITS LONDON BRANCH	)
in the presence of:	)	Title:

SIGNED by	)
)
PRAXCAPITAL FUND II, L.P.	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
EXUBERANCE INVESTMENT LIMITED	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
GERSEC TRUST REG.	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
CHINA ENVIRONMENT FUND 2004, LP	)	By:
in the presence of:	)	Title:

SIGNED by	)
)
OZ MASTER FUND, LTD.	)	By:	Joel M. Frank
By: OZ Management, L.L.C.
its Investment Manager
in the presence of:	)	Title:	Chief Financial Officer

SIGNED by	)
)
OZ ASIA MASTER FUND, LTD.	)	By:	Joel M. Frank
By: OZ Management, L.L.C.
its Investment Manager
in the presence of:	)	Title:	Chief Financial Officer

SIGNED by	)
)
OZ GLOBAL SPECIAL INVESTMENTS
MASTER FUND, L.P.	)	By:	Joel M. Frank
By: OZ Advisors L.L.C.
its General Partner
By: Och-Ziff Associates, L.L.C.,
its Management Member
in the presence of:	)	Title:	Chief Financial Officer

SIGNED by	)
)
CREDIT SUISSE PE ASIA AURORA	)	By:
(BVI) LIMITED	)
in the presence of:	)	Title:

BEING ALL OF THE SHAREHOLDERS OF THE COMPANY

SCHEDULE 4

FORM OF BOARD RESOLUTIONS OF CHINA SUNERGY CO., LTD.

UNANIMOUS WRITTEN BOARD RESOLUTIONS OF

CHINA SUNERGY CO., LTD.

(THE “COMPANY”)

1.	DISCLOSURE OF INTERESTS

It is noted that the directors declared their interests in the matters referred to herein that would require disclosure in accordance with the articles of association of the Company.

2.	SALE AND PURCHASE AGREEMENT

2.1	It was noted that it was proposed that the Company should acquire certain Series A and Series B preferred shares of the Company (the “Sale Shares”) subject to the terms and conditions of the Sale and Purchase Agreement entered into between PraxCapital Fund II, L.P., Exuberance Investment Limited, Gersec Trust Reg., China Environment Fund 2004, LP, as vendors (the “Vendors”), and the Company as purchaser (the “Sale and Purchase Agreement”)

2.2	It was noted that as part of the Sale and Purchase Agreement, the following share transfers would be done:

(a)	a share transfer (“Transfer 1”) in respect of 48,238 Series A Preferred Shares of the Company from PraxCapital Fund II, L.P. as the transferor to the Company as the transferee;

(b)	a share transfer (“Transfer 2”) in respect of 72,079 Series B Preferred Shares of the Company from Exuberance Investment Limited as the transferor to the Company as the transferee;

(c)	a share transfer (“Transfer 3”) in respect of 8,009 Series B Preferred Shares of the Company from Gersec Trust Reg. as the transferor to the Company as the transferee;

(j)	a share transfer (“Transfer 4”) in respect of 9,610 Series B Preferred Shares of the Company from China Environment Fund 2004, LP as the transferor to the Company as the transferee;

2.3	It was noted that, pursuant to the Sale and Purchase Agreement, the Vendors have each undertaken to the Company that they shall deliver to the Company as soon as reasonably practicable following the Completion (as defined therein) and in any event not later than fifteen days after the Completion, the share certificates in respect of all the Sale Shares owned by them, respectively.

3.	RESOLUTIONS

RESOLVED THAT:

(a)	the acquisition of the Sale Shares would be in the best interests and commercial benefit of the Company and such acquisition be and the same is hereby approved;

(b)	the form and substance of the Sale and Purchase Agreement, attached hereto as Exhibit A, be and is hereby approved;

(c)	any one Director of the Company (a “Director”) be and is hereby authorised to sign for and on behalf of the Company the Sale and Purchase Agreement and the share transfer forms (if necessary) for the Transfers 1 through 4;

(d)	any one Director be and is hereby authorised to sign any further documents incidental or ancillary to or in connection with each of the documents referred to above, and such further documents as he considers necessary, desirable or incidental to transactions contemplated by the Sale and Purchase Agreement.

(Signature page to follow)

IN WITNESS WHEREOF, the undersigned Directors have caused these written resolutions to be executed as of the date first written above:

Dated as of March 22, 2007.

Tingxiu Lu

Jianhua Zhao

Guangyou Yin

Fengming Zhang

Shiliang Guo

Hongjian Guo

Jeff Yao

Mark Qiu